UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 4, 2009
(Date of report; date of
earliest event reported)
Commission file number: 1-33026
COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
2 Crescent Place
Oceanport, New Jersey
07757
(Address of principal executive offices)
(Zip Code)
(732) 870-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 4, 2009, CommVault Systems, Inc. issued a press release announcing its results for its third fiscal quarter ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
     This information is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:

99.1	Press Release dated February 4, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.
Dated: February 4, 2009	/s/ Louis F. Miceli
Louis F. Miceli
Vice President, Chief Financial Officer